IRREVOCABLE TRUST AGREEMENT

         This Trust Agreement is made as of the 30th day of March, 2000, between the stockholder of Integrated Communication Networks, Inc. ("ICNW") who has executed a signature page hereto (the "Stockholder") and David Chadwick, hereinafter referred to as the "Trustee."

                                   WITNESSETH:

         WHEREAS, Stockholder is, as of the date hereof, the record and beneficial owner of the number of shares of common stock (the "Common Stock") of ICNW and the number of shares of Series A-1 preferred stock (the "Preferred Stock") of ICNW set forth next to such Stockholder's name on Exhibit A attached hereto; and

         WHEREAS, the Stockholder desires to establish an irrevocable trust relating to such Common Stock and Preferred Stock (the "Trust Shares") on the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the promises and the covenants herein contained, the Stockholder has transferred and delivered to the Trustee the Trust Shares and the Trustee hereby acknowledges receipt of such Trust Shares for the purposes and on the conditions hereinafter set forth.

         The Trust Shares shall be held and administered by the Trustee upon the following terms:


                           ARTICLE 1. TRUSTEE'S POWERS

         In addition to all other powers and discretions granted to or vested in the Trustee and all limitations created by law or by this instrument, the Trustee shall have the following powers and discretions and shall be subject to the following limitations:

         1.1      POWER TO VOTE SHARES.

                  (a) As used herein "Non-Trust Shares" shall mean all shares of Common Stock and Preferred Stock other than the Trust Stock.

                  (b) At every meeting of the stockholders of ICNW of which the Trustee, its nominee or agent has written notice, the Trustee shall cause the Trust Shares:

                           (i) with respect to any election of directors, to be voted in favor of any individuals in the same proportion as all Non-Trust Shares are validly voted in favor of such individual.

                           (ii) with respect to each other matter, to be voted "for," "against" or to abstain from voting in the same proportion as all Non-Trust shares are validly voted "for," "against" or abstain from voting, as the case may be, with respect to such matter.

The Trustee shall also cause to be present for purposes of determining the presence of a quorum at such meeting Trust Shares in such number which is in proportion to the number of Non-Trust Shares which are present at such meeting in relation to the number of outstanding Non-Trust Shares. Whenever any consent in writing of the stockholders of ICNW is sought with respect to any action, the Trustee shall consent thereto with respect to the Trust Shares in such number which is in proportion to the number of Non-Trust Shares with respect to which a consent has been delivered in relation to the number of outstanding Non-Trust Shares.

                  (c) ICNW agrees that it shall recognize any proxy or written consent delivered by the Trustee pursuant to this Section 1.1 as effective in the manner and to the extent provided in this Agreement.

                  (d) In causing the Trust Shares to be present at any stockholder meeting for purposes of determining a quorum or to be voted on at such a meeting or in consenting to the taking of any action, in each case pursuant to this Section 1.1, the Trustee shall have no discretion and shall act solely in accordance with this Agreement.

         1.2 Limitation on Power of Trustee. Except as provided in Section 1.1, the Trustee shall not possess or be entitled to exercise any right or power with respect to the Trust Shares and shall act in accordance with written directions provided by Stockholder from time to time with respect to the Trust Shares. In illustration and not in limitation of the foregoing, Stockholder may from time to time direct the Trustee to sell, assign or otherwise transfer Trust Shares, as provided in Section 1.3 below; to tender Trust Shares in connection with any tender, exchange or other offer and to distribute the consideration received for such shares in any such tender, exchange or other offer directly to Stockholder free of this Trust; to register a dissent from corporate action and take all steps necessary or desirable to perfect any dissenters' rights with respect to Trust Shares; and to exercise any other rights as a stockholder of ICNW (other than voting rights to the extent limited by this Agreement).

         1.3 Transfer of Trust Shares. The Trustee shall, promptly upon written notice from Stockholder that Stockholder has sold, assigned or otherwise transferred some or all of the Trust Shares, deliver to Stockholder or to Stockholder's order a certificate or certificates for such shares (in no event later than 5 business days after receipt of such notice), endorsed for transfer in such manner as Stockholder shall direct; provided, however, that the Trustee shall have no duty to so deliver any certificate unless, subject to the last sentence of this Section 1.3, (i) such sale, assignment or other transfer by Stockholder is a bona fide sale, assignment or other transfer to a third party not controlled by the Stockholder or any affiliate of the Stockholder, (ii) Stockholder is not in default of any of its obligations under this Agreement and
(iii) Stockholder shall deliver to the Trustee a certificate duly executed by the Stockholder, in form and substance reasonably satisfactory to the Trustee, certifying as to the preceding clauses (i) and (ii). Any consideration received or to be received by Stockholder in connection with any such sale, assignment or other transfer shall not be subject to this Agreement and if received by the Trustee shall promptly be distributed to Stockholder in accordance with Section
1.4. In the event of any sale, assignment or other transfer by Stockholder of any Trust Shares which satisfies the conditions set forth in this Section 1.3, the shares of Trust Shares so sold, assigned or otherwise transferred shall thereafter not be subject to this Agreement in any respect and shall cease to be Trust Shares. Nothing in this Agreement shall prohibit the sale, assignment or other transfer of any shares of Trust Shares to any person so long as such person agrees that such shares will continue to be Trust Shares and remain subject to this Agreement.

         1.4 Trustee to Receive And Distribute Dividends. The Trustee shall receive all dividends paid upon the Trust Shares in any manner (other than in shares of Common Stock), including, without limitation, cash, and shall promptly pay such dividends to the Stockholder. Any and all shares of Common Stock received by the Trustee as a dividend or distribution on, or upon any split-up or subdivision of, any of the Trust Shares, shall be held by the Trustee as Trust Shares.

                             ARTICLE 2. THE TRUSTEE

         2.1 Appointment of Trustee. David Chadwick, President of ICNW, and any individual who shall hereafter succeed to the office of President of ICNW is hereby appointed as Trustee for the purposes and with the powers set forth herein, and David Chadwick hereby accepts such appointment and agrees to act as Trustee hereunder in accordance with the terms hereof.

         2.2 Trust Certificates Not to Be Issued. The Trustee shall not issue any trust certificates in connection with this Trust.

         2.3 Duties and Responsibilities.

                  (a) The Trustee owes no fiduciary duties to any person by reason of this Agreement. The Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Agreement, and no implied covenants or obligations shall be read into this Agreement against the Trustee.

                  (b) In the absence of bad faith or gross negligence on its part, as determined by a court of competent jurisdiction, the Trustee shall not be liable for any action taken, suffered, or omitted or for any error of judgment made by it in the performance of its duties under this Agreement. The Trustee shall not be liable for any error of judgment made in good faith unless the Trustee shall have been grossly negligent in ascertaining the pertinent facts. In no event shall the Trustee be liable for special, indirect or consequential damages or loss of any kind whatsoever (including but not limited to lost profits) even if the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action.

                  (c) The Trustee may rely and shall be protected in acting or refraining from acting upon any communication authorized hereby and upon any written instruction, notice, request, direction, consent, report, certificate, form of bond certificate or other instrument, paper or document in good faith believed by it to be genuine. The Trustee shall not be liable for acting upon any telephone communication authorized hereby which the Trustee believes in good faith to have been given by the proper party or parties.

                  (d) The Trustee may consult with counsel of its choice and the advice of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

                  (e) The Trustee shall not be required to advance, expend or risk its own funds or otherwise incur or become exposed to financial liability in the performance of its duties hereunder.

                  (f) The Trustee may perform its duties and exercise its rights hereunder either directly or by or through agents or attorneys and shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed by it with due care hereunder.

                  (g) The Trustee makes no representation as to the validity or adequacy of this Agreement or the Trust Shares.

         2.4 Costs and Expenses. The Trustee shall be entitled to incur such reasonable costs, expenses and other charges, including, but not limited to, reasonable attorneys' fees and expenses, of every kind and nature whatsoever as it may deem necessary or appropriate in connection with this Agreement, including, without limitation, costs, expenses and other charges incurred in connection with administering the voting trust created hereby and in enforcing or defending the validity of this Agreement or any part hereof. All of such costs, expenses and other charges shall be borne and paid by Stockholder.

         2.5 Indemnification. Stockholder shall indemnify the Trustee against any cost or expense (including counsel fees and disbursements), reasonably incurred by it in connection herewith and any claim, demand, action, loss or liability (collectively, "Liability") that the Trustee may suffer or incur in connection with this Agreement or any action taken or omitted by the Trustee hereunder, except to the extent such Liability results from the gross negligence or willful misconduct of the Trustee, as determined by a court of competent jurisdiction.

         2.6 Successor Trustee. The Trustee may resign at any time by giving notice thereof to ICNW and Stockholder; provided, that no such resignation shall be effective until a successor trustee shall have been appointed and agreed to act as Trustee. Upon any such resignation, ICNW shall have the right to appoint its President as successor Trustee, subject to the approval of Stockholder, which shall not be unreasonably withheld. If no successor Trustee shall have been so appointed by ICNW and approved by Stockholder, and shall have accepted such appointment, within 30 days after the retiring Trustee's giving of notice of resignation, then the retiring Trustee may appoint a successor, also subject to the reasonable approval of Stockholder, and/or petition a court of competent jurisdiction for the appointment of a successor.

         2.7 Compensation of the Trustee. Stockholder will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Agreement (including the reasonable compensation, expenses and disbursements of its counsel and all persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its gross negligence or intentional misconduct.

                       ARTICLE 3. TERMINATION OF THE TRUST

         3.1 Termination and Irrevocability of Trust. This Agreement and the voting trust hereby created shall terminate on December 31, 2005, and shall be, and are hereby expressly declared to be irrevocable, except that this Agreement and the voting trust hereby created may be terminated at any time by Stockholder, by written notice to the Trustee and ICNW in the event the voting power represented by the Trust Shares is less than Five Percent (5%) of the total voting power of all shares of Common Stock and Preferred Stock then outstanding, and the Trustee shall be entitled to rely on a certificate certifying as to the existence of such condition.

         3.2 Effect of Termination. Upon the termination of this Agreement and the voting trust created hereby, in any manner provided for herein, the Trustee shall deliver the Trust Shares to Stockholder, duly endorsed for transfer to Stockholder or to Stockholder's order. When the Trustee shall have so distributed all the Trust Shares and paid or distributed to all persons entitled thereto any money or other property then held by the Trustee in its capacity as Trustee hereunder, whether or not a part of the trust, the Trustee shall be discharged of all further obligations hereunder.

                            ARTICLE 4. MISCELLANEOUS

         4.1 Amendment of Agreement. This Agreement may be amended at any time by the Stockholders for one or more of the following purposes:

                  (a) to evidence the succession of another person to Stockholder, or successive successions, or the assignment of this Agreement by Stockholder, in whole or in part, and the assumption by the successor or the assignee of the covenants, agreements and obligations of Stockholder pursuant to this Agreement;

                  (b) to add to the covenants of Stockholder such further covenants, restrictions, conditions or provisions as Stockholder may desire;

                  (c) to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provision contained herein or to make such other provisions in regard to matters or questions arising under this Agreement; and

                  (d) to evidence the appointment and acceptance of appointment of a successor trustee and to add to or change any of the provisions of this Agreement as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one trustee;

provided that no such amendment shall be inconsistent with the purpose of this Agreement. In executing or accepting any amendments hereto, the Trustee shall be entitled to receive and shall be fully protected in relying upon an opinion of counsel and a certificate stating that the execution of such amendment is authorized or permitted by this Agreement.

         4.2 Effect of Partial Invalidity. If any one or more provisions of this Agreement should be or become contrary to law, then such provisions only shall be null and void and shall be deemed separable from the remaining provisions hereof, and its or their invalidity shall not in any way affect the validity of this Agreement as a whole or of any other provision or portion thereof; provided, however, that this Agreement as thereby modified continues to be consistent with the original purpose hereof. In the event this Agreement as so modified is not consistent with such purpose, this Agreement shall be deemed rescinded or terminated at such time and in such manner or upon such grounds as a court of competent jurisdiction may deem equitable.

         4.3 Agreement May Be Executed in Counterparts. This Agreement may be signed in any number of counterparts with the same force and effect as though all of the parties hereto had signed but one instrument.

         4.4 Persons Bound. This Agreement shall inure to the benefit of and bind, as the case may require, the parties hereto and their respective heirs, executors, administrators, successors and assigns.

         4.5 Entire Agreement. This Agreement, in conjunction with those additional references made herein, is intended to embody the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes any and all negotiations, prior discussions, or prior agreements and understandings.

         4.6 Paragraph Headings. The headings of the several paragraphs of this Agreement are inserted solely for convenience of reference and are not a part of and are not intended to govern or aid in the construction of any of the terms or provisions thereof.

         4.7 Governing Law. This Agreement is to be governed by and construed in accordance with the laws of the State of California.

         IN WITNESS WHEREOF, each of the undersigned has executed this Agreement or caused this Agreement to be executed on its behalf as of the date first written above.

                                  DAVID CHADWICK, TRUSTEE


                                  /s/ David Chadwick, Trustee
                                  ---------------------------------------

                                  CORPORATE FINANCIAL ENTERPRISES, INC.


                                  /s/ Regis Possino
                                  ---------------------------------------
                                  By: Regis Possino
                                  Its: President

                                    EXHIBIT A



Stockholder                                  Common Stock      Preferred Stock
-----------                                  ------------      ---------------

Corporate Financial Enterprises, Inc.          1,000,000           1,370,590

                 AMENDMENT NO. 1 TO IRREVOCABLE TRUST AGREEMENT

         This Amendment No. 1 to Irrevocable Trust Agreement (this "Amendment"), dated as of April 5, 2000, between Integrated Communication Networks, Inc. ("ICNW"), the stockholder of ICNW set forth on the signature page hereto (the "Stockholder") and David Chadwick, as trustee, hereinafter referred to as the "Trustee."

                                   WITNESSETH
                                   ----------

         WHEREAS, the Trustee and the Stockholder are party to a certain Irrevocable Trust Agreement dated as of March 30, 2000 (the "Trust Agreement"). Capitalized terms used herein without definition shall have the respective meanings set forth in the Trust Agreement; and

         WHEREAS, the Trustee and the Stockholder wish to clarify and amend certain provisions of the Trust Agreement and add ICNW as a party thereto.

         NOW, THEREFORE, in consideration of the promises and the covenants herein contained, the parties agree as follows:

         1. The Trust Shares shall include all shares of Common Stock, Preferred Stock or other shares of capital stock of ICNW (or its successor in any merger, consolidation, recapitalization or similar transaction) now or hereafter created which are "beneficially owned" by Stockholder which have or may have voting power to elect directors or take any other shareholder action, including shares issuable upon exercise of the warrants set forth next to such Stockholder's name on Exhibit A hereto, shares issuable on conversion of the Preferred Stock and shares hereinafter acquired by Stockholder by any other means, such as but not limited to open market transactions.

         2. As used herein and in the Trust Agreement, the term "beneficially owned" by any Stockholder shall have the meaning set forth in Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended, it being understood that such term is intended to also extend in its broadest terms to include any shares over which Stockholder, its Affiliates and each member of Stockholder's Group has the power to vote or direct the vote of such security, whether by contract, arrangement, understanding, relationship or otherwise. For purposes hereof, the term "Affiliate" of Stockholder shall mean any individual, partnership, corporation, group or trust that directly or indirectly controls, is controlled by or is under common control with Stockholder and the term "Group" shall mean the following:

                  (i) in the case of any Stockholder who is an individual, (A) such Stockholder, (B) the parent, stepparent, spouse and lineal descendants of such Stockholder, (C) a trust for the benefit of any of the foregoing and (D) any other entity all of the partners, members or interest holders of which are comprised of some or all the persons described in (A), (B) or
                  (C) above;

                  (ii) in the case of any Stockholder which is a corporation,
                  (A) such corporation, (B) any corporation or other entity to which such corporation shall sell or transfer all or a substantial portion of its assets or with which it shall be merged or consolidated and (C) any Affiliate of such corporation, including if such Affiliate is an individual, any member of such individual's Group.

         3. For purposes of Section 1.3(i) of the Trust Agreement, a "third party not controlled by the Stockholder or any affiliate of the Stockholder" shall in no event include any Affiliate or member of the Stockholder's Group, as such terms are defined herein.

         4. Stockholder agrees that Stockholder, its Affiliates and members of the Groups in which Stockholder is a member shall not, during the term of the Trust Agreement, without the prior written consent of the Board of Directors of ICNW (and will not assist, provide or arrange financing to or for others or encourage others to), directly or indirectly, acting alone or as part of a group, acquire or agree, offer, seek or propose to acquire ownership of all or a substantial portion of the assets or business of ICNW or any securities issued by ICNW (except pursuant to rights in effect on the date hereof), or any rights or options to acquire such ownership (including from a third party) or otherwise seek or propose to influence or control (including by proxy solicitation or otherwise) the management or policies of ICNW, make any public announcement with respect to any of the foregoing, request permission (without ICNW's consent) to do any of the foregoing or enter into any discussions, negotiation, arrangement or understanding with any third party with respect to the foregoing. Any and all agreements between Stockholder, its Affiliates and Group members and ICNW, other than the agreements governing securities listed on Exhibit A to the Trust Agreement or this Amendment are hereby terminated and are null and void. The parties agree for clarification purposes that the Stock Purchase Agreement, dated February 23, 1999, by and among ICNW and the buyers named therein, shall remain in full force and effect, as well as all presently outstanding warrants and warrant agreements issued in the name of Stockholder. For further clarification purposes, in the event of the sale of any of the Trust Shares, the Trustee shall promptly pay the proceeds received by it from such sale to the Stockholder.

         5. For purposes of Section 3.1 of the Trust Agreement, the five percent (5%) interest referred to therein shall include any shares beneficially owned by the Stockholder, any of its Affiliates and any member of the Stockholder's Group. In addition, in the event that the Trust Agreement would otherwise terminate pursuant to its terms, as amended hereby, and the Board of Directors of ICNW determines in good faith that such termination would lead to a substantial risk that the continued listing of any shares of capital stock of ICNW then listed on a national, foreign or regional stock exchange or Nasdaq could be jeopardized, the Trust Agreement and the voting trust created thereby shall not terminate and shall continue in effect until the Board of Directors determines that such condition no longer exists. In no event, however, shall the voting trust extend beyond December 31, 2009.

         6. Section 2.6 of the Trust Agreement is hereby amended to provide that the President of ICNW, or any other executive officer selected by the Board of Directors, shall act as successor Trustee and Stockholder hereby consents to and approves any such successor so appointed during the term of the Trust Agreement, as amended hereby.

         7. ICNW is added as a party to and beneficiary of the agreements and representations and warranties of Stockholder in the Trust Agreement, as amended hereby.

         8. Stockholder agrees that the certificates for all securities of ICNW held at any time by Stockholder, its Affiliates and Group members shall be promptly surrendered and shall bear the following legend:

                  "The securities evidenced hereby are subject to certain restrictions contained in that certain Trust Agreement dated as of March 30, 2000, as amended from time to time. A copy of such agreement will be provided to the holder of such securities upon written request to Integrated Communication Networks, Inc."

         9. This Amendment may be signed in any number of counterparts with the same force and effect as though all of the parties hereto had signed but one instrument.

         IN WITNESS WHEREOF, each of the undersigned has executed this Amendment or caused this Amendment to be executed on his behalf as of the date first written above.

                                       DAVID CHADWICK, TRUSTEE


                                       /s/ David Chadwick, as Trustee
                                       -------------------------------------

                                       INTEGRATED COMMUNICATION NETWORKS, INC.


                                       /s/ Gary L. Killoran
                                       -------------------------------------
                                       By: Gary L. Killoran
                                       Its: Chief Financial Officer

                                       CORPORATE FINANCIAL ENTERPRISES, INC.


                                       /s/ Regis Possino
                                       -------------------------------------
                                       By: Regis Possino
                                       Its: President

                                    EXHIBIT A


Stockholder                                           Warrants
-----------                                           --------

Corporate Financial Enterprises, Inc.                2,828,633